UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2013 (January 3, 2013)

New Mountain Finance Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019
(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 730-0300

New Mountain Finance Holdings, L.L.C.
(Exact name of co-registrant as specified in its charter)

Delaware	814-00839	26-3633318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019
(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 730-0300

New Mountain Finance AIV Holdings Corporation
(Exact name of co-registrant as specified in its charter)

Delaware	814-00902	80-0721242
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019
(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 730-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 3, 2013, the Boards of Directors (the “Boards”) of New Mountain Finance Corporation, New Mountain Finance Holdings, LLC and New Mountain Finance AIV Holdings Corporation (collectively referred to as the "New Mountain Finance Entities") approved a number of key promotions.

John R. Kline, a Managing Director of New Mountain Capital, L.L.C., has been appointed as Executive Vice President and Chief Operating Officer of each of the New Mountain Finance Entities.  Mr. Kline, 37, has held various titles at New Mountain Capital, L.L.C. since 2008. Prior to joining New Mountain Capital, L.L.C. in 2008, he worked at GSC Group from 2001 to 2008 as an investment analyst and trader for GSC Group’s control distressed and corporate credit funds.  From 1999 to 2001, Mr. Kline was with Goldman, Sachs & Co. where he worked in the Credit Risk Management and Advisory Group. Mr. Kline received an A.B. degree in History from Dartmouth College.

David M. Cordova, formerly the BDC Finance Director of the New Mountain Finance Entities, has been appointed as Chief Financial Officer and Treasurer of each of the New Mountain Finance Entities, succeeding Adam B. Weinstein. Mr. Cordova, 31, joined the New Mountain Finance Entities in 2012. Prior to joining New Mountain, he worked for Starwood Property Trust, Inc., an externally managed mortgage REIT of Starwood Capital Group, as Manager of Financial Reporting. Mr. Cordova was responsible for all SEC Reporting and assisted with investor relations, earnings forecasting, portfolio investment modeling and supplemental equity offerings. Before joining Starwood in 2010, Mr. Cordova worked as a Manager in Ernst & Young's Audit and Assurance practice. Mr. Cordova is a CPA licensed in the state of Virginia and received a B.A. in Accounting from James Madison University.

Mr. Weinstein has been promoted to an oversight role as Executive Vice President and Chief Administrative Officer of each of the New Mountain Finance Entities, in addition to Mr. Weinstein’s position as a member of the Boards of each of the New Mountain Entities. Prior to Mr. Cordova’s appointment to succeed him, Mr. Weinstein, 33, served as Chief Financial Officer and Treasurer of New Mountain Finance Corporation since July 2010, of the New Mountain Finance Holdings, L.L.C. since September 2010 and of New Mountain Finance AIV Holdings Corporation since May 2011. Mr. Weinstein serves as a Managing Director of New Mountain Capital, L.L.C. and has been in various roles since joining in 2005. Prior to joining New Mountain Capital, L.L.C. in 2005, Mr. Weinstein was a Manager at Deloitte & Touche, LLP and worked in that firm’s merger and acquisition and private equity investor services areas. Mr. Weinstein sits on a number of boards of directors for professional and non-profit organizations. Mr. Weinstein received his B.S. from Binghamton University, is a member of the AICPA and is a New York State Certified Public Accountant.

Messrs. Kline, Cordova and Weinstein were not appointed as officers of each of the New Mountain Finance Entities pursuant to any arrangement or understanding with any other person.

The New Mountain Finance Entities issued a press release announcing the appointment of these officers, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.

NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION

Date:	January 3, 2013	By:	/s/ Paula A. Bosco
			Name:	Paula A. Bosco
			Title:	Secretary